UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2006

LASERSIGHT INCORPORATED
(Exact name of registrant as specified in its charter)

Commission File Number: 0-19671

DE	65-0273162
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6848 Stapoint Court, Winter Park, FL 32792
(Address of principal executive offices, including zip code)

407-678-9900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LASERSIGHT INCORPORATED

Item 8.01   Other Events.

          The Company’s wholly-owned subsidiary, LaserSight Technologies, Inc., a Delaware corporation (“LTI”), has formed a wholly-owned Chinese subsidiary company, LaserSight Technologies (Shenzhen) Co., Ltd. (the “China Subsidiary”), which has offices in Shenzhen, China.  A business license was issued by the Chinese government to the China Subsidiary on September 25, 2006, and its term of existence is from August 18, 2006, until August 18, 2026.  LTI made an initial capital investment in the China Subsidiary in the amount of US$75,000.  The China Subsidiary’s principal business is to conduct sales of the Company’s products and services in China.

The following persons serve as directors and officers of the China Subsidiary:

Xian Ding Weng	Director, Chairman of the Board and President (Mr. Weng also serves as the Chairman of the Board of the Company.)

Danghui (David) Liu	Director (Mr. Liu also serves as the President and CEO of the Company.)

Bing Liang	Director and Vice President

LASERSIGHT INCORPORATED

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASERSIGHT INCORPORATED

Date: October 2, 2006	By:	/s/ Danghui (“David”) Liu

Danghui (“David”) Liu
Chief Executive Officer